Putnam
High Yield
Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-04

[GRAPHIC OMITTED: WHITESHELL]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms to benefit shareholders, including increasing the amount of disclosure for our funds. Our shareholder reports now include information that enables you to estimate the amount you paid for ongoing expenses such as management fees and distribution (or 12b-1) fees, and that measures portfolio turnover, the rate at which your fund buys and sells portfolio securities, which can affect its return and its taxable distributions to shareholders. This new information also enables you to compare your fund's expenses and portfolio turnover rate with those of other similar funds tracked by Lipper, an independent fund-rating company. We have also introduced a risk comparison that illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. These comparisons should be valuable to you and your financial advisor as you make your investment decisions.

We are also pleased to announce that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. All three have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard
B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley would be independent trustees (i.e., trustees who are not "interested persons" of your fund or its investment adviser). Charles E. Haldeman, Jr., the third nominee, is President and Chief Executive Officer of Putnam Investments. Proxy voting is now underway to elect the new and existing Trustees of the Putnam funds, as well as to address other issues specific to individual funds. If you have not already returned your proxy, we urge you to do so. If you need any assistance, please contact Putnam at 1-800-225-1581 or call your financial advisor.

Putnam High Yield Trust delivered respectable results for the period covered by this report. In the following pages, the managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 20, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended August 31, 2004, Putnam High Yield Trust's class A shares returned 13.95% without sales charges and 8.49% with maximum sales charges reflected.

 * The fund's benchmark, the JP Morgan Global High Yield Index, returned
   14.62%.

 * The average return for the fund's Lipper category, High Current Yield Funds, was 12.37%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 8/31/04
--------------------------------------------------
Class A
(inception 2/14/78)       NAV                 POP
--------------------------------------------------
1 year                  13.95%               8.49%
--------------------------------------------------
5 years                 27.74               21.69
Annual average           5.02                4.00
--------------------------------------------------
10 years                83.21               74.51
Annual average           6.24                5.73
--------------------------------------------------
Annual average
(life of fund)           9.24                9.04
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnam.com. A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Performance commentary

Lower-quality bonds led the high-yield market's rally during your fund's fiscal year, especially during the first six months. During the course of the year, your fund profited from our decision to emphasize these bonds. We believe this exposure enabled the fund to outperform the average for its Lipper category, based on results at net asset value
(NAV). However, the fund's returns slightly lagged those of its benchmark index. We attribute this to the fact that the index included some deeply distressed securities that the fund did not own, which rebounded strongly during the fund's fiscal year.

FUND PROFILE

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.


Market overview

High-yield debt securities enjoyed a strong run during much of your fund's fiscal year. Most of the market's upward climb occurred during the first six months of the period, when a strengthening economy, falling default rates, an improving equity market, and declining interest rates provided a constructive backdrop. The overall credit quality of the market was on the rise, and investors became more comfortable taking on the additional risk carried by junk bonds in order to garner more attractive yields. Within this environment, lower-rated sectors of the market posted the strongest gains.

During the second half of the fiscal year, returns in the high-yield market remained positive, but more muted. Factors that caused some concern among investors included the June and August increases in short-term interest rates by the Federal Reserve Board, indications of a possible weakening of the U.S. economy, and rising energy prices. As default rates continued to decline, the high-yield market continued to perform well but the difference in performance between lower- and higher-quality bonds became smaller. Overall credit quality continued to improve, as companies steadily paid down debt and economic growth remained in positive territory.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       14.62%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.13%
-------------------------------------------------------------------------------
Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)               6.24%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          7.10%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     11.46%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  19.49%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                      4.58%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/04.
-------------------------------------------------------------------------------

Strategy overview

During most of the fiscal year, we maintained the same strategy. Our analysis of the high-yield market cycle led us to anticipate the continued strong performance of lower-rated debt securities, so we maintained the fund's focus on that part of the market. At the same time, we aimed to maintain diversification among companies and industries. Our research team performed detailed credit analysis, helping us to select securities that we believed would offer strong performance. Our analysts looked to find companies offering a sustainable competitive advantage, a manageable debt structure, and the ability to generate adequate cash flow. We also tried to make sure that these companies offered some sort of downside protection in case of a negative development.

Through the latter stages of the period, we started to take profits on and reduce the fund's overweight to lower-rated securities. We did this as the market underwent a transition from a strong rally to a backdrop characterized by more steady, moderate returns.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                           as of 2/29/04       as of 8/31/04
Consumer
cyclicals                      22.3%              22.1%

Consumer
staples                        12.6%              12.8%

Basic
materials                       9.9%              10.3%

Utilities
and power                       8.7%               9.5%

Capital
goods                           9.9%               7.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Edison International, which owns California's second-largest electric utility, Southern California Edison, also owns Edison Mission Energy, which has a portfolio of independent power plants across the globe. This independent power portfolio has several types of financing, which were negatively affected along with much of the industry in 2002. The company sold assets and shored up its balance sheet, which drove strong returns for a number of Edison securities. Another top performer was diversified chemicals manufacturer Huntsman International. This company benefited from a rebound in chemical prices. Huntsman carries a significant debt load, but improved its cash flow as commodity prices improved. Finally, Williams Companies, another company whose bonds had been beaten down, experienced significant capital appreciation as management improved the company's balance sheet by focusing on its core pipeline business, selling nonproductive assets and paying down debt.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 8/31/04)

 1 Qwest Corp. 144A (0.9%)
   Notes 9 1/8s, 2012s
   Communication services

 2 NRG Energy, Inc. 144A (0.6%)
   Sr. sec. notes 8s, 2013
   Utilities and power

 3 PSF Group Holdings, Inc. 144A (0.6%)
   Class A
   Consumer staples

 4 Equistar Chemicals LP/
   Equistar Funding Corp. (0.5%)
   Company guarantee 10 1/8s, 2008
   Basic materials

 5 Triad Hospitals, Inc. (0.5%)
   Sr. sub. notes 7s, 2013
   Health care

 6 Hollinger Participation
   Trust 144A (0.5%)
   Sr. sub notes 12 1/8s, 2010 (Canada)
   Publishing

 7 Echostar DBS Corp. (0.5%)
   Sr. notes 6 3/8s, 2011
   Broadcasting

 8 Dynegy Holdings, Inc. 144A (0.5%)
   Sec. notes 10 1/8s, 2013
   Utilities and power

 9 Tenneco Automotive, Inc. (0.5%)
   Sec. notes Ser. B, 10 1/4s, 2013
   Automotive

10 John Q. Hammons Hotels LP/
   John Q. Hammons Hotels
   Finance Corp. III (0.5%)
   1st mtge. Ser. B, 8 7/8s, 2012
   Lodging/tourism

Footnote reads:
The fund's holdings will change over time.

Even though most of the high-yield market posted positive gains, some fund holdings lagged for company- or industry-specific reasons, although their negative influence was relatively muted during such a strong year. One such investment was Trico Marine, an energy service company in the Gulf of Mexico. We believed that rising oil prices would lead to improving business prospects for energy service companies in the Gulf, but that development didn't materialize. Another disappointment was Dobson Communications, a wireless telecommunications company. The company earns a significant portion of its revenues through roaming charges from other wireless service providers outside of smaller cities where big wireless companies haven't built out their networks. The company is largely dependent on its relationship with AT&T Wireless, which struggled during the fiscal year. The latter company also is working on a merger with Cingular that likely will take roaming minutes away from Dobson. During the course of the fiscal year we reduced the size of these two positions; while both were still in the portfolio at the end of the period, they are now a very small percentage of the portfolio.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of the team are Stephen Peacher (Portfolio Leader), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey
Kaufman, Geoffrey Kelley, Neal Reiner, Robert Salvin, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Overall, we believe the backdrop for high-yield bonds remains relatively positive. The continuing economic rebound should help bolster improving corporate earnings even if the rate of growth moderates. In addition, defaults continue to subside. At this point in time, we believe that the high-yield market could outperform Treasuries for the balance of the year despite the likelihood of additional rate increases.

The high-yield market has enjoyed almost two years of very strong performance. While the economic backdrop remains supportive, we believe high-yield bond prices have now risen to the point where their valuations are less attractive than they were at the beginning of this most recent rally. The high-yield market also could be held back by possible increases in short-term interest rates or the negative impact of higher oil prices.

In any event, we anticipate following the same careful investment process, looking to maximize returns at the same time that we work to minimize risk. Our research team will continue to analyze credits with close scrutiny, as we weigh such factors as new issuance, valuations, and defaults to construct a portfolio that we feel will respond best to where we believe we are in the high-yield market cycle.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during its fiscal year, which ended August 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/04
-------------------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class C               Class M            Class R
(inception dates)       (2/14/78)              (3/1/93)             (3/19/02)              (7/3/95)          (1/21/03)
-------------------------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
-------------------------------------------------------------------------------------------------------------------------
1 year              13.95%      8.49%     13.01%      8.01%     13.15%     12.15%     13.64%     10.00%       13.64%
-------------------------------------------------------------------------------------------------------------------------
5 years             27.74      21.69      23.13      21.61      22.74      22.74      26.19      22.10        26.25
Annual average       5.02       4.00       4.25       3.99       4.18       4.18       4.76       4.07         4.77
-------------------------------------------------------------------------------------------------------------------------
10 years            83.21      74.51      70.15      70.15      69.43      69.43      78.65      72.80        78.74
Annual average       6.24       5.73       5.46       5.46       5.41       5.41       5.97       5.62         5.98
-------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       9.24       9.04       8.30       8.30       8.41       8.41       8.85       8.71         8.97
-------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 8/31/94 to 8/31/04

                               JP Morgan
          Fund's class A      Global High
Date      shares at POP       Yield Index

8/31/94       9,475              10,000
8/31/95      10,551              11,424
8/31/96      11,720              12,681
8/31/97      13,665              14,616
8/31/98      13,425              14,898
8/31/99      13,661              15,611
8/31/00      13,789              15,889
8/31/01      13,307              15,897
8/31/02      12,629              15,374
8/31/03      15,315              18,803
8/31/04     $17,451             $21,552

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,015 and $16,943, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,865 ($17,280 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $17,874. See first page of performance section for performance calculation method.


-------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/04
-------------------------------------------------------------------
                          JP Morgan           Lipper High Current
                          Global High         Yield Funds
                          Yield Index*        category average+
-------------------------------------------------------------------
1 year                    14.62%              12.37%
-------------------------------------------------------------------
5 years                   38.05               23.06
Annual average             6.66                4.04
-------------------------------------------------------------------
10 years                 115.52               74.66
Annual average             7.98                5.62
-------------------------------------------------------------------
Annual average
(life of fund)               --                8.96
-------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* This index began operations on 12/31/93.

+ Over the 1-, 5-, and 10-year periods ended 8/31/04, there were 417,
  272, and 86 funds, respectively, in this Lipper category.


---------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/04
---------------------------------------------------------------------------------------------------------
                                   Class A        Class B        Class C          Class M        Class R
---------------------------------------------------------------------------------------------------------
Distributions (number)                12             12             12               12             12
---------------------------------------------------------------------------------------------------------
Income                              $0.594         $0.534         $0.534           $0.572         $0.572
---------------------------------------------------------------------------------------------------------
Capital gains                         --             --             --               --             --
---------------------------------------------------------------------------------------------------------
Total                               $0.594         $0.534         $0.534           $0.572         $0.572
---------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP       NAV            NAV        NAV        POP       NAV
---------------------------------------------------------------------------------------------------------
8/31/03                       $7.55      $7.93      $7.52          $7.52     $7.55      $7.80      $7.55
---------------------------------------------------------------------------------------------------------
8/31/04                        7.98       8.36*      7.94           7.95      7.98       8.25       7.98
---------------------------------------------------------------------------------------------------------
Current return
(end of period)
---------------------------------------------------------------------------------------------------------
Current dividend rate 1       7.37%      7.03%      6.65%          6.64%     7.07%      6.84%      7.07%
---------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                   6.63       6.32       5.87           5.87      6.37       6.16       6.37
---------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class C               Class M            Class R
(inception dates)       (2/14/78)              (3/1/93)             (3/19/02)              (7/3/95)          (1/21/03)
-----------------------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
-----------------------------------------------------------------------------------------------------------------------
1 year              12.88%      7.56%     12.09%      7.09%     12.08%     11.08%     12.72%      9.02%        12.59%
-----------------------------------------------------------------------------------------------------------------------
5 years             30.77      24.59      25.94      24.38      25.66      25.66      29.04      24.80         29.21
Annual average       5.51       4.50       4.72       4.46       4.67       4.67       5.23       4.53          5.26
-----------------------------------------------------------------------------------------------------------------------
10 years            85.70      76.83      72.64      72.64      71.72      71.72      81.19      75.35         81.13
Annual average       6.39       5.87       5.61       5.61       5.56       5.56       6.12       5.78          6.12
-----------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       9.27       9.07       8.33       8.33       8.44       8.44       8.88       8.74          9.00
-----------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from March 1, 2004, to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 8/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.16      $8.97      $8.95      $6.43      $6.43
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,031.50  $1,027.70  $1,022.80  $1,030.00  $1,029.90
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2004, use the calculation method below. To find the value of your investment on March 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 03/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 3/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.16 (see table above) = $51.60
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.13      $8.92      $8.92      $6.39      $6.39
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,020.06  $1,016.29  $1,016.29  $1,018.80  $1,018.80
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.01%      1.76%      1.76%      1.26%      1.26%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.14%      1.89%      1.89%      1.39%      1.39%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam High
Yield Trust                 62%        75%        74%        77%        61%
-----------------------------------------------------------------------------
Lipper High Current
Yield Funds category
average                    107%       108%       101%       108%        75%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 6/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.57

Taxable bond
fund average       0.31

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 9/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S.
Treasury and agency securities and corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the "fund"), including the fund's portfolio, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
October 7, 2004


The fund's portfolio
August 31, 2004


Corporate bonds and notes (84.7%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
    $3,950,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                          $4,206,750

Automotive (1.8%)
-------------------------------------------------------------------------------
     2,615,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   2,876,500
     4,309,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                 4,438,270
     1,475,000 Dana Corp. notes 10 1/8s, 2010                         1,688,875
     8,472,000 Dana Corp. notes 9s, 2011                             10,124,040
     1,199,000 Dana Corp. notes 7s, 2029                              1,204,995
     1,598,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                             1,705,865
     6,050,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                6,155,875
     1,789,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                          1,856,088
     3,785,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   3,898,550
     5,925,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   5,850,938
    12,200,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                 14,121,500
                                                                 --------------
                                                                     53,921,496

Basic Materials (9.7%)
-------------------------------------------------------------------------------
         3,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                              3,150
     5,169,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               5,685,900
       777,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                             749,805
     5,699,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           5,357,060
     4,210,000 Armco, Inc. sr. notes 8 7/8s, 2008                     4,167,900
       415,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                               332,000
     6,905,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes  9 5/8s, 2014
               (Luxembourg)                                           7,414,244
     2,725,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                  2,793,125
     6,079,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     6,747,690
     2,540,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                              1,981,200
     7,145,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                        5,858,900
    11,905,815 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s, 2008 (PIK)                  8,929,361
     7,020,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   7,388,550
    14,008,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s,2008                                          15,548,880
     2,650,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                   2,756,000
     2,985,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                  3,499,913
     4,269,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   4,770,608
     3,860,000 Georgia-Pacific Corp. sr. notes 8s,
               2024                                                   4,159,150
         1,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               1,093
     7,150,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 8,115,250
    11,733,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                         13,786,275
     6,055,000 Hercules, Inc. 144A sr. sub. notes
               6 3/4s, 2029                                           6,009,588
     1,705,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 11.86s, 2008                             1,790,250
       310,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                353,400
     7,540,000 Huntsman Co., LLC sr. disc. notes
               zero %, 2008                                           4,486,300
     6,333,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                 6,522,990
    15,593,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                     7,952,430
EUR  7,176,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                         8,793,674
    $3,710,000 Huntsman LLC company guaranty
               11 5/8s, 2010                                          4,155,200
     2,685,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                          2,752,125
     2,220,000 Innnophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                           2,308,800
     1,230,000 International Steel Group, Inc. 144A
               sr. notes 6 1/2s, 2014                                 1,186,950
     7,839,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  8,720,888
        76,000 Jefferson Smurfit Corp. company
               guaranty 8 1/4s, 2012                                     82,840
       200,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                    209,000
       260,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                           254,150
     3,547,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In default)
               (NON) (DEF)                                              736,003
     3,475,000 Kappa Beheer BV company guaranty
               10 5/8s, 2009 (Netherlands)                            3,666,125
EUR    360,000 Kappa Beheer BV company guaranty
               stepped-coupon Ser. EUR,
               12 1/2s, 2009 (Netherlands)                              465,869
      $660,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     750,750
     7,294,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  7,795,463
     5,849,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           6,251,119
EUR    322,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  436,844
    $8,555,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 9,624,375
     3,195,674 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                          3,706,982
     9,966,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                 10,862,940
     1,750,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                     1,907,500
EUR    685,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                     885,197
EUR    685,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                     883,949
    $8,055,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                           8,689,331
     3,345,000 Norska Skog Canada Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                  3,403,538
     2,553,936 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                     2,490,088
     3,078,797 Pioneer Companies, Inc. sec. FRN
               5.086s, 2006                                           2,909,463
     5,450,000 Potlatch Corp. company guaranty 10s,
               2011                                                   6,158,500
     1,060,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                 1,105,050
     1,175,000 Rhodia SA sr. notes 10 1/4s, 2010                      1,198,500
EUR  4,040,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      5,036,638
      $400,000 Smurfit Capital Funding PLC notes
               6 3/4s, 2005 (Ireland)                                   413,000
     4,379,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  4,838,795
     1,334,122 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                        1,254,075
     8,090,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                           9,040,575
     3,555,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           3,910,500
     1,385,000 Stone Container Finance 144A company
               guaranty 7 3/8s, 2014 (Canada)                         1,430,013
     1,390,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                         1,403,900
     7,465,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          8,472,775
     3,660,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                           3,934,500
     1,396,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                           1,570,500
     1,607,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                          1,882,001
       382,617 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                           267,832
       743,687 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                           520,581
     1,646,000 WHX Corp. sr. notes 10 1/2s, 2005                      1,563,700
                                                                 --------------
                                                                    285,091,610

Beverage (0.1%)
-------------------------------------------------------------------------------
     3,088,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              3,404,520
       338,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               369,265
                                                                 --------------
                                                                      3,773,785

Broadcasting (1.5%)
-------------------------------------------------------------------------------
    23,030,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     28,788
     3,423,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                   3,778,136
    14,745,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                  14,781,863
    11,095,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                    10,457,038
     1,783,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                  1,992,503
       406,874 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                               386,530
     6,810,000 Rainbow National Services LLC 144A
               sr. notes 8 3/4s, 2012                                 6,946,200
       973,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       994,893
     3,385,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                     3,245,369
                                                                 --------------
                                                                     42,611,320

Building Materials (0.6%)
-------------------------------------------------------------------------------
     2,869,000 Building Materials Corp. company
               guaranty 8s, 2008                                      2,912,035
     5,074,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                          5,403,810
     2,075,000 Interface, Inc. sr. sub. notes
               9 1/2s, 2014                                           2,126,875
         4,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                             1,840
     5,755,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         2,632,913
     4,930,000 THL Buildco, Inc. (Nortek, Inc.)
               144A sr. sub. notes 8 1/2s, 2014                       5,139,525
                                                                 --------------
                                                                     18,216,998

Cable Television (3.2%)
-------------------------------------------------------------------------------
       230,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                    207,000
     3,211,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                  2,930,038
     2,918,000 Adelphia Communications Corp. sr.
               notes 7 7/8s, 2009 (In default)
               (NON)                                                  2,524,070
     2,431,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                         2,187,900
     1,340,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                         1,172,500
     3,950,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                            3,722,875
     5,445,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                         5,581,125
     2,258,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                   1,320,930
     4,938,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                   3,135,630
    10,835,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          9,047,225
    10,927,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          9,178,680
    13,360,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                  10,554,400
     8,070,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                   6,516,525
     3,616,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   3,634,080
     3,495,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                           3,626,063
     3,505,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                           3,487,475
    11,975,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                         12,274,375
     7,354,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 8,457,100
     2,670,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                  2,696,700
                                                                 --------------
                                                                     92,254,691

Capital Goods (7.5%)
-------------------------------------------------------------------------------
     6,780,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           6,949,500
    11,355,121 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                             114
     9,367,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  8 1/2s,
               2008                                                  10,280,283
     5,065,000 Allied Waste North America, Inc.
               sec. notes 6 1/2s, 2010                                5,065,000
     5,000,000 Argo-Tech Corp. 144A sr. notes
               9 1/4s, 2011                                           5,275,000
     3,028,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                   2,952,300
     5,492,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       5,347,835
     1,139,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                 1,278,528
     5,540,000 Blount, Inc. company guaranty 13s,
               2009                                                   5,907,025
     8,745,000 Blount, Inc. company guaranty 7s,
               2005                                                   9,051,075
     3,395,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                   3,547,775
     5,563,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       4,951,070
     2,300,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     2,334,500
EUR    650,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                            894,465
    $9,435,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                         10,968,188
     7,145,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                               7,930,950
    22,984,000 Decrane Aircraft Holdings Co.
               company guaranty 17s, 2008                             8,733,920
     7,141,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           7,926,510
     2,495,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               2,881,725
EUR    405,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                           561,258
    $3,802,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          4,315,270
DEM    680,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,  2007
               (Netherlands)                                            421,408
EUR  6,155,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,  2007
               (Netherlands)                                          3,814,362
    $8,030,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       8,150,450
     5,340,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                   5,914,050
     1,116,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                   1,152,270
     8,790,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  8,658,150
    10,310,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                              11,225,013
     3,834,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                 4,370,760
EUR  1,550,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                 2,074,571
    $2,030,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                           2,095,975
     1,620,000 Mueller Group, Inc. 144A sec. FRN
               6.444s, 2011                                           1,656,450
     2,270,000 Mueller Group, Inc. 144A sr. sub.
               notes 10s, 2012                                        2,434,575
         4,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                      4,350
     6,540,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  6,899,700
     4,810,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  5,098,600
     8,313,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           9,227,430
     1,555,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   1,667,738
     3,561,000 Sequa Corp. sr. notes 9s, 2009                         3,872,588
     3,255,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           3,499,125
     2,515,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                  2,263,500
     1,970,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                   1,910,900
     4,868,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                  4,673,280
     4,115,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                           3,950,400
     1,540,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                   1,724,800
     6,295,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          7,113,350
     5,530,000 Titan Corp. (The) company guaranty
               8s, 2011                                               5,709,725
     2,277,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                           2,413,620
                                                                 --------------
                                                                    219,149,431

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
     8,593,000 Coinmach Corp. sr. notes 9s, 2010                      8,678,930
     7,564,711 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                                 756
DEM  1,684,596 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                              105
EUR  5,450,151 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                              338
    $5,997,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                   6,491,753
    10,430,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                   11,890,200
                                                                 --------------
                                                                     27,062,082

Communication Services (6.5%)
-------------------------------------------------------------------------------
     3,170,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     3,510,775
     2,278,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                             2,266,610
     2,945,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                           2,930,275
     1,795,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                  1,444,975
     3,565,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                      2,896,563
     3,360,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                           3,393,600
     6,940,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                  7,182,900
     5,905,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    472,400
     7,110,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                         7,305,525
     1,564,000 Centennial Cellular Operating Co.,
               LLC sr. sub. notes 10 3/4s, 2008                       1,614,830
     1,335,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                            1,168,125
     3,985,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                  3,745,900
     3,752,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                   3,283,000
     7,435,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           6,579,975
     6,323,562 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                             632
     8,951,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                    10,338,405
     3,610,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                               3,862,700
    11,420,886 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In default)
               (NON)                                                      1,142
     1,113,102 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               929,440
     2,565,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                   2,686,838
     5,200,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                    4,394,000
     6,660,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    7,109,550
    12,530,000 MCI, Inc. sr. notes 7.735s, 2014                      11,574,588
     2,347,000 MCI, Inc. sr. notes 6.688s, 2009                       2,212,048
         3,000 MCI, Inc. sr. notes 5.908s, 2007                           2,951
     3,721,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                     4,204,730
    13,295,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                    13,893,275
     3,029,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          3,528,785
    10,280,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                          10,716,900
       699,000 PanAmSat Corp. notes 6 3/8s, 2008                        707,738
     8,340,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                       7,422,600
       600,000 Qwest Communications International,
               Inc. 144A sr. notes FRN  5.211s,
               2009                                                     558,000
    24,908,000 Qwest Corp. 144A notes 9 1/8s, 2012                   26,713,830
     3,310,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                          3,930,625
     2,435,000 Rogers Cantel, Ltd. debs. 9 3/4s,
               2016 (Canada)                                          2,812,425
     1,312,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                  1,489,120
       365,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                             362,263
     1,525,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                   1,418,250
     1,515,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                          1,594,538
     2,975,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011                                        2,320,500
     5,824,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                   6,464,640
     3,832,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero % (14s,
               4/15/05), 2010 (STP)                                   3,927,800
     3,210,000 UbiquiTel Operating Co. sr. notes
               9 7/8s, 2011                                           3,290,250
     4,585,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                           4,711,088
                                                                 --------------
                                                                    190,975,104

Conglomerates (0.6%)
-------------------------------------------------------------------------------
         1,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                             1,107
         3,000 Tyco International Group SA company
               guaranty 6 3/8s, 2005 (Luxembourg)                         3,090
     3,180,000 Tyco International Group SA company
               guaranty 6s, 2013 (Luxembourg)                         3,404,680
    12,253,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                             13,423,480
                                                                 --------------
                                                                     16,832,357

Consumer (1.1%)
-------------------------------------------------------------------------------
    10,514,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                11,460,260
     8,890,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         5,867,400
     3,016,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                          3,404,310
     9,530,000 Samsonite Corp. 144A sr. sub. notes
               8 7/8s, 2011                                           9,815,900
                                                                 --------------
                                                                     30,547,870

Consumer Goods (1.4%)
-------------------------------------------------------------------------------
     6,282,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                     6,847,380
     2,305,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                  2,385,675
     8,827,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  8,970,439
     6,910,000 Playtex Products, Inc. 144A secd.
               notes 8s, 2011                                         7,203,675
     6,345,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                     6,313,275
     8,140,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 7,488,800
     2,335,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                           2,440,075
                                                                 --------------
                                                                     41,649,319

Consumer Services (0.5%)
-------------------------------------------------------------------------------
     6,145,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     7,005,300
     7,135,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  7,027,975
                                                                 --------------
                                                                     14,033,275

Energy (7.5%)
-------------------------------------------------------------------------------
     9,375,000 Arch Western Finance, LLC 144A sr.
               notes 7 1/2s, 2013                                     9,703,125
     2,035,000 Belden & Blake Corp. 144A sec. notes
               8 3/4s, 2012                                           2,121,488
     6,150,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                           6,565,125
     4,815,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014                                           4,869,169
     3,334,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      3,800,760
     3,742,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                  4,013,295
     6,425,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           6,906,875
     2,715,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                               2,796,450
     4,485,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           4,507,425
     5,599,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           6,018,925
       763,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                            858,375
     4,873,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  5,360,300
     2,220,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                     2,164,500
     6,555,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                  6,882,750
     3,151,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           3,340,060
     1,149,000 Forest Oil Corp. sr. notes 8s, 2011                    1,258,155
     2,507,000 Forest Oil Corp. sr. notes 8s, 2008                    2,732,630
     3,025,000 Forest Oil Corp. 144A sr. notes 8s,
               2011                                                   3,319,938
        30,000 Grant Prideco Escrow Corp. company
               guaranty 9s, 2009                                         33,300
     3,175,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                   3,405,188
     3,320,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                           3,535,800
     4,990,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           4,204,075
     3,330,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                   3,554,775
     3,749,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                    4,123,900
     3,175,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                   3,254,375
     2,755,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           2,631,025
     5,065,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                   5,242,275
     6,220,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           6,826,450
     3,405,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                3,464,588
     6,060,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  5,999,400
     5,202,213 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      5,306,258
     3,260,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. 144A sr. notes
               7 1/8s, 2014                                           3,447,450
     4,880,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  5,185,000
     6,615,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                           6,317,325
     1,540,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                          1,734,502
    10,955,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                         11,831,400
     5,200,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                               5,590,000
     3,296,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                    3,815,740
     5,200,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                   5,798,000
     2,770,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            3,088,550
     3,855,000 Plains Exploration & Production Co.
               144A sr. notes 7 1/8s, 2014                            4,086,300
     6,059,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   6,649,753
     6,325,000 Pride International, Inc. 144A sr.
               notes 7 3/8s, 2014                                     6,736,125
     5,165,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  5,384,513
     2,848,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                         28
     8,350,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    9,018,000
     3,221,731 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                   3,463,361
     1,375,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                     1,430,000
     3,408,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           3,714,720
     3,343,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                     3,501,793
                                                                 --------------
                                                                    219,593,314

Entertainment (1.4%)
-------------------------------------------------------------------------------
     4,760,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     4,950,400
     6,685,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     6,818,700
     4,810,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                    4,485,325
     5,930,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               6,567,475
     8,560,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %
               (9 3/4s, 3/15/07), 2014                                5,895,700
     9,105,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                   8,444,888
     4,731,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                   4,352,520
                                                                 --------------
                                                                     41,515,008

Financial (1.5%)
-------------------------------------------------------------------------------
     2,640,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 2,692,800
     5,000,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 5,350,000
     7,745,000 E(a)Trade Finance Corp. 144A sr.
               notes 8s, 2011                                         7,899,900
    14,608,350 Finova Group, Inc. notes 7 1/2s,
               2009                                                   7,285,915
     3,037,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                       3,454,588
     3,015,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               3,237,356
     3,985,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                               4,074,663
     4,570,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        4,752,800
     5,204,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           5,724,400
                                                                 --------------
                                                                     44,472,422

Food (1.5%)
-------------------------------------------------------------------------------
     3,124,803 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                            2,062,370
     1,530,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   1,627,538
     1,850,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                   2,035,000
     5,010,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           5,573,625
     4,291,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           4,001,358
     2,190,000 Dole Food Co. sr. notes 8 7/8s, 2011                   2,343,300
     1,840,000 Dole Food Co. sr. notes 8 5/8s, 2009                   1,959,600
     6,530,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                   4,897,500
     7,753,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                   7,229,673
     6,595,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                            6,281,738
     5,451,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                       5,778,060
                                                                 --------------
                                                                     43,789,762

Gaming & Lottery (4.2%)
-------------------------------------------------------------------------------
     3,160,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 3,562,900
       360,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     403,200
     5,215,000 Argosy Gaming Co. sr. sub. notes 7s,
               2014                                                   5,319,300
     1,514,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           1,657,830
     1,315,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                           1,388,969
     3,175,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                3,492,500
     2,600,000 Herbst Gaming, Inc. 144A sr. sub.
               notes 8 1/8s, 2012                                     2,619,500
     9,896,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                         10,180,510
     2,750,000 Inn of the Mountain Gods sr. notes
               12s, 2010                                              3,107,500
     4,140,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                           4,243,500
       809,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             865,630
     5,549,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           6,242,625
         2,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                               2,170
     2,900,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                               2,943,500
     3,149,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8s, 2012                                    3,463,900
     7,246,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                7,372,805
     1,465,000 Park Place Entertainment Corp. sr.
               notes 8 1/2s, 2006                                     1,604,175
     4,189,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     4,649,790
     2,000,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         2,145,000
     2,834,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                3,209,505
     1,805,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                2,044,163
     4,820,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                         5,289,950
     8,402,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     9,200,190
     4,305,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                4,434,150
     2,250,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                2,261,250
     6,243,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          7,085,805
     4,485,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                   4,496,213
     4,485,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                           4,479,394
    11,174,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         9,483,933
     4,597,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                     5,234,834
                                                                 --------------
                                                                    122,484,691

Health Care (6.6%)
-------------------------------------------------------------------------------
     3,410,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012                                     3,546,400
     5,289,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  5,659,230
     4,730,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           5,191,175
     9,095,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   9,777,125
     2,950,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          3,296,625
     4,580,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                            4,534,200
     2,821,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                         2,623,530
     5,993,000 HCA, Inc. debs. 7.19s, 2015                            6,466,213
     3,080,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   3,382,693
     3,150,000 HCA, Inc. notes 8.36s, 2024                            3,480,876
       735,000 HCA, Inc. notes 7.69s, 2025                              770,142
       716,000 HCA, Inc. notes 7s, 2007                                 768,490
     1,635,000 HCA, Inc. notes 5 3/4s, 2014                           1,620,784
       116,000 HCA, Inc. sr. notes 7 7/8s, 2011                         131,349
     8,659,000 Healthsouth Corp. notes 7 5/8s, 2012                   8,269,345
     3,722,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   3,722,000
     2,125,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                   2,087,813
     2,041,000 Healthsouth Corp. sr. notes 7s, 2008                   2,020,590
     3,660,000 IASIS Healthcare/IASIS Capital Corp.
               144A sr. sub. notes 8 3/4s, 2014                       3,843,000
     3,215,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                          3,255,188
     2,145,923 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                             2,317,597
    10,442,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                             1,044
     3,276,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  3,701,880
     7,880,000 MQ Associates, Inc. 144A sr. disc.
               notes zero %, 2012                                     4,905,300
     6,090,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           5,907,300
     7,409,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         8,594,440
     7,970,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     8,926,400
     3,757,000 Service Corp. International debs.
               7 7/8s, 2013                                           3,879,103
       670,000 Service Corp. International notes
               7.2s, 2006                                               700,150
       228,000 Service Corp. International notes
               6 7/8s, 2007                                             235,980
     1,006,000 Service Corp. International notes
               6 1/2s, 2008                                           1,038,695
     2,281,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                   2,423,563
     6,680,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                     6,429,500
     5,970,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                          6,596,850
     3,285,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   3,038,625
       410,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                             362,850
     7,140,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                           6,336,750
     8,005,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                     8,345,213
     6,370,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                   6,640,725
    15,200,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                              15,295,000
     7,780,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                7,896,700
     2,385,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                   2,498,288
     1,705,000 US Oncology, Inc. 144A sr. sub.
               notes 10 3/4s, 2014                                    1,794,513
     6,360,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                              7,091,400
     2,965,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                     3,053,950
                                                                 --------------
                                                                    192,458,584

Homebuilding (2.1%)
-------------------------------------------------------------------------------
     3,206,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  3,486,525
     1,405,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                  1,527,938
     5,539,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   6,314,460
     2,625,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                   2,828,438
     2,628,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   2,660,850
     1,195,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         1,386,200
     4,180,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          4,660,700
     3,370,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                          3,319,450
     2,917,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     2,895,123
     2,690,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                           2,999,350
     1,670,000 Meritage Corp. sr. notes 7s, 2014                      1,640,775
       220,000 Ryland Group, Inc. sr. sub. notes
               9 1/8s, 2011                                             246,950
     3,450,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          3,958,875
     6,955,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                           7,320,138
       440,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                             456,500
     3,405,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 3,702,938
     1,892,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      2,005,520
     2,309,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                 2,591,853
     6,427,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  7,101,835
                                                                 --------------
                                                                     61,104,418

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
     9,510,000 Sealy Mattress Co. 144A sr. sub.
               notes 8 1/4s, 2014                                     9,819,075

Leisure (0.1%)
-------------------------------------------------------------------------------
     3,430,000 K2, Inc. 144A sr. notes 7 3/8s, 2014                   3,550,050

Lodging/Tourism (2.2%)
-------------------------------------------------------------------------------
       937,000 FelCor Lodging LP company guaranty
               10s, 2008 (R)                                            986,193
     6,500,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                               6,743,750
     9,669,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                  11,095,178
     1,367,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                          1,408,010
     1,695,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,898,400
     1,200,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       1,275,000
     7,135,000 Host Marriott LP 144A sr. notes 7s,
               2012                                                   7,259,863
     4,600,000 ITT Corp. debs. 7 3/8s, 2015                           4,876,000
       715,000 ITT Corp. notes 6 3/4s, 2005                             741,813
    12,630,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                        14,114,025
     6,580,000 MeriStar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              6,777,400
     3,520,000 MeriStar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                  3,625,600
       715,000 MeriStar Hospitality Operating
               Partnership/MeriStar
               Hospitality Finance Corp. company
               guaranty 10 1/2s, 2009                                   773,094
       186,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                      208,320
     3,374,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    3,610,180
                                                                 --------------
                                                                     65,392,826

Media (0.4%)
-------------------------------------------------------------------------------
     5,935,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                               6,202,075
     4,245,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                  4,616,438
                                                                 --------------
                                                                     10,818,513

Publishing (4.1%)
-------------------------------------------------------------------------------
    12,045,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes
               Ser. B, 8 1/2s, 2010                                  13,565,681
     4,720,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero % (9s,
               11/15/08), 2013 (STP)                                  3,457,400
     9,295,000 Dex Media, Inc. 144A notes 8s, 2013                    9,643,563
    13,471,946 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                 15,189,619
     2,855,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                           2,979,906
     9,212,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           9,027,760
     4,517,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           4,426,660
     5,095,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                   4,712,875
     3,200,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                           3,232,000
     1,200,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                  1,351,500
     8,470,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 9,539,338
     4,242,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                           5,016,165
     2,125,000 TDL Infomedia Holdings PLC sr. disc.
               notes stepped-coupon zero % (15 1/2s,
               10/15/04), 2010 (United Kingdom) (STP)                 2,263,125
     8,978,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  9,718,685
     6,870,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                          6,947,288
       890,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                   906,688
     1,790,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                 1,991,375
     9,997,729 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                            10,397,638
     4,855,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          4,418,050
                                                                 --------------
                                                                    118,785,316

Restaurants (0.2%)
-------------------------------------------------------------------------------
     7,558,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   6,821,095

Retail (2.6%)
-------------------------------------------------------------------------------
     3,430,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                    3,344,250
     7,838,000 Autonation, Inc. company guaranty
               9s, 2008                                               8,954,915
     3,850,000 Finlay Fine Jewelry Corp. 144A sr.
               notes 8 3/8s, 2012                                     4,100,250
     8,860,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                  10,011,800
     1,621,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                   1,795,258
     6,590,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   6,837,125
       680,000 JC Penney Co., Inc. notes 9s, 2012                       816,000
       240,000 JC Penney Co., Inc. notes 8s, 2010                       270,600
     3,400,000 Jean Coutu Group, Inc. 144A sr.
               notes 7 5/8s, 2012 (Canada)                            3,502,000
     6,800,000 Jean Coutu Group, Inc. 144A sr. sub.
               notes 8 1/2s, 2014 (Canada)                            6,851,000
     5,030,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           5,533,000
       335,000 Rite Aid Corp. debs. 6 7/8s, 2013                        308,200
     1,195,000 Rite Aid Corp. notes 7 1/8s, 2007                      1,218,900
       860,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     903,000
     5,189,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   5,474,395
       370,000 Rite Aid Corp. 144A notes 6s, 2005                       373,700
     1,000,000 Saks, Inc. company guaranty 7 1/2s,
               2010                                                   1,055,000
     9,155,000 Saks, Inc. company guaranty 7s, 2013                   9,200,775
     3,759,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  4,172,490
                                                                 --------------
                                                                     74,722,658

Technology (2.9%)
-------------------------------------------------------------------------------
     6,058,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 7,042,425
     2,945,000 Amkor Technologies, Inc. sr. notes
               7 3/4s, 2013                                           2,473,800
     3,160,000 Amkor Technologies, Inc. sr. sub.
               notes 10 1/2s, 2009                                    2,859,800
     6,680,000 Celestica Inc. sr.sub. notes 7 7/8s,
               2011 (Canada)                                          6,988,950
     3,368,000 DigitalNet Holdings, Inc. sr. notes
               9s, 2010                                               3,654,280
     6,810,000 Freescale Semiconductor, Inc. 144A
               sr. notes 7 1/8s, 2014                                 6,920,663
     8,626,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           9,316,080
     1,545,000 Iron Mountain, Inc. company guaranty
               6 5/8s, 2016                                           1,452,300
       350,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             274,750
     4,029,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            3,162,765
       445,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                             428,313
     2,945,000 New ASAT Finance, Ltd. 144A company
               guaranty 9 1/4s, 2011                                  2,473,800
     3,030,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                          3,075,450
     4,827,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                     5,430,375
     3,040,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   4,271,200
     4,850,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                   5,286,500
     4,340,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                      4,155,550
       504,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                     585,900
     3,715,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   3,733,575
     9,424,000 Xerox Corp. sr. notes 7 5/8s, 2013                    10,013,000
       845,000 Xerox Corp. sr. notes 6 7/8s, 2011                       874,575
                                                                 --------------
                                                                     84,474,051

Textiles (0.9%)
-------------------------------------------------------------------------------
       188,000 Levi Strauss & Co. notes 7s, 2006                        185,180
     9,703,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                         10,066,863
     4,250,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                     4,547,500
     1,935,000 Phillips-Van Heusen Corp. sr. notes
               7 1/4s, 2011                                           1,997,888
     6,073,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           6,543,658
     3,401,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   3,843,130
                                                                 --------------
                                                                     27,184,219

Tire & Rubber (0.3%)
-------------------------------------------------------------------------------
     7,845,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     7,374,300
     1,840,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                     1,794,000
                                                                 --------------
                                                                      9,168,300

Tobacco (0.1%)
-------------------------------------------------------------------------------
     3,230,000 North Atlantic Trading Co. sr. notes
               9 1/4s, 2012                                           3,149,250

Transportation (1.1%)
-------------------------------------------------------------------------------
     5,475,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   4,818,000
     7,906,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          5,969,030
     2,173,090 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s, 2012                     890,967
     8,753,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          9,507,946
     1,685,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                          1,701,850
     1,950,000 Northwest Airlines, Inc. company
               guaranty 8 7/8s, 2006                                  1,601,438
        40,000 Northwest Airlines, Inc. company
               guaranty 8.7s, 2007                                       29,400
     4,915,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                  4,804,413
     1,747,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                         2,026,520
                                                                 --------------
                                                                     31,349,564

Utilities & Power (9.2%)
-------------------------------------------------------------------------------
       795,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     866,550
       171,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                     183,825
     7,235,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   8,048,938
     7,390,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           8,221,375
     5,190,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                           5,501,400
     3,040,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                    3,344,000
     6,126,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                               3,920,640
    13,197,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                          10,359,645
     2,490,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                     2,691,742
     2,100,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                         2,477,309
        10,000 Cleveland Electric Illuminating Co.
               (The) 144A sr. notes Ser. D,  7.88s,
               2017                                                      12,075
     5,734,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                  5,769,838
       175,000 CMS Energy Corp. sr. notes 9 7/8s,
               2007                                                     193,375
     2,199,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   2,391,413
     1,254,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,360,590
     1,730,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                           1,825,150
     8,230,000 DPL, Inc. sr. notes 6 7/8s, 2011                       8,559,200
     1,996,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,856,280
    12,605,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                   14,180,625
     3,500,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           3,412,500
     5,330,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           4,703,725
     2,399,000 Edison Mission Energy sr. notes 10s,
               2008                                                   2,782,840
       145,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                             166,388
     1,800,000 El Paso CGP Co. notes 7 3/4s, 2010                     1,730,250
     3,630,000 El Paso Corp. sr. notes 7 3/8s, 2012                   3,394,050
     8,470,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           7,188,913
     1,745,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                           1,867,150
     1,730,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                   1,833,800
     8,425,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          8,277,563
     5,460,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes 6 3/4s,
               2014                                                   5,432,700
     1,973,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                   2,042,055
    10,955,000 Midwest Generation LLC sec. notes
               8 3/4s, 2034                                          11,639,688
     7,703,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    9,686,523
     3,190,000 Monongahela Power Co. 144A 1st.
               mtge. 6.7s, 2014                                       3,333,313
     6,200,000 Nevada Power Co. 2nd mtge. 9s, 2013                    6,944,000
     7,465,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  8,407,456
       515,000 Northwestern Corp. debs. 6.95s, 2028
               (In default) (NON)                                       440,325
       915,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON)                                  796,050
     4,195,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                3,649,650
    18,125,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                              19,031,250
     6,000,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              7,500,000
     7,905,000 PG&E Corp. sec. notes 6 7/8s, 2008                     8,576,925
     1,430,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                       1,472,900
     5,540,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           5,886,250
     4,505,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   4,730,250
     1,290,000 Sierra Pacific Power Co. 144A
               general ref. mtge. 6 1/4s, 2012                        1,277,100
     7,960,000 Sierra Pacific Resources 144A sr.
               notes 8 5/8s, 2014                                     8,358,000
       340,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             356,524
     2,840,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   3,280,200
     1,645,000 Teco Energy, Inc. notes 7.2s, 2011                     1,731,363
     2,730,000 Teco Energy, Inc. notes 7s, 2012                       2,825,550
       695,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     650,694
     2,015,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                     2,067,894
       900,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                       924,750
     9,510,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                               9,700,200
     3,385,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                            3,689,650
     3,539,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           4,057,189
     1,330,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           1,492,925
     5,210,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           5,626,800
     6,500,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                           7,540,000
     3,454,253 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                        345
                                                                 --------------
                                                                    270,269,668
                                                                 --------------
               Total Corporate bonds and notes
               (cost $2,445,235,838)                             $2,481,248,872

Senior Loans (2.9%) (a) (c)
Principal amount                                                          Value

Automotive (0.3%)
-------------------------------------------------------------------------------
    $2,735,000 Federal Mogul Corp. bank term loan
               FRN Ser. A, 3.56s, 2005                               $2,540,131
     6,365,000 Federal Mogul Corp. bank term loan
               FRN Ser. B, 3.81s, 2005                                5,919,450
       608,458 Hayes Lemmerz International, Inc.
               bank term loan FRN 5.19s, 2009                           619,487
       139,655 Tenneco Automotive, Inc. bank term
               loan FRN 4.36s, 2010                                     142,274
       308,793 Tenneco Automotive, Inc. bank term
               loan FRN 4.253s, 2010                                    313,940
       518,700 TRW Automotive bank term loan FRN
               4 1/8s, 2011                                             526,913
                                                                 --------------
                                                                     10,062,195

Basic Materials (0.4%)
-------------------------------------------------------------------------------
       745,500 Buckeye Technologies, Inc. bank term
               loan FRN 4.246s, 2010                                    753,576
       742,500 Graphics Packaging bank term loan
               FRN 4.35s, 2010                                          751,627
       872,813 Hercules, Inc. bank term loan FRN
               3.497s, 2010                                             878,541
     3,019,268 Huntsman Corp. bank term loan FRN
               Ser. A, 5 5/8s, 2007                                   3,027,356
       423,201 Huntsman Corp. bank term loan FRN
               Ser. B, 11.438s, 2007                                    424,334
       596,068 Nalco Co. bank term loan FRN Ser. B,
               4.182s, 2010                                             604,689
       642,818 SGL Carbon, LLC bank term loan FRN
               4.22s, 2009                                              642,818
       597,000 St. Mary's Cement Corp. bank term
               loan FRN 4.086s, 2009                                    601,104
     1,355,000 Wellman 1st. lien bank term loan FRN
               5.694s, 2009                                           1,373,631
     2,425,000 Wellman 2nd. lien bank term loan FRN
               8.444s, 2010                                           2,386,605
                                                                 --------------
                                                                     11,444,281

Beverage (--%)
-------------------------------------------------------------------------------
       398,440 Constellation Brands, Inc. bank term
               loan FRN 3.213s, 2008                                    399,405

Broadcasting (--%)
-------------------------------------------------------------------------------
       524,458 DirecTV bank term loan FRN Ser. B,
               3.819s, 2010                                             530,752

Cable Television (0.6%)
-------------------------------------------------------------------------------
     5,320,000 Century Cable Holdings bank term
               loan FRN 6 1/2s, 2009                                  5,179,398
       880,000 Charter bank term loan FRN 4.92s,
               2011                                                     867,992
       440,000 Frontier Vision bank term loan FRN
               Ser. B, 5.775s, 2006                                     439,817
     4,975,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan  FRN 3.938s,2009                   5,041,073
     5,053,836 Olympus Cable bank term loan FRN
               Ser. B, 6 1/4s, 2010                                   4,920,268
                                                                 --------------
                                                                     16,448,548

Capital Goods (0.4%)
-------------------------------------------------------------------------------
       830,850 AGCO Corp. bank term loan FRN
               3.589s, 2008                                             834,485
       539,598 Allied Waste Industries, Inc. bank
               term loan FRN 4.33s, 2010                                547,121
        91,071 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 1.369s, 2010                        92,255
     3,300,000 Decrane Aircraft Holdings Co. bank
               term loan FRN 12s, 2008 (acquired
               11/25/03 and 1/29/04, cost 3,312,500)
               (RES)                                                  3,300,000
       714,099 EaglePicher bank term loan FRN
               4.41s, 2009                                              719,455
       753,778 Flowserve Corp. bank term loan FRN
               Ser. C, 4.245s, 2009                                     762,022
       373,500 Goodman Manufacturing bank term loan
               FRN 3 3/4s, 2009                                         377,235
       439,086 Invensys, PLC bank term loan FRN
               5.477s, 2009                                             444,575
       519,725 Mueller Group bank term loan FRN
               4.232s, 2011                                             521,024
     1,500,000 Owens-Illinois, Inc. bank term loan
               FRN 4.66s, 2008                                        1,520,625
       487,500 Roper bank term loan FRN 3.61s, 2008                     493,797
       547,250 Solo Cup Co. bank term loan FRN
               4.027s, 2011                                             552,267
     1,477,575 SPX Corp. bank term loan FRN Ser. B,
               3.836s, 2009                                           1,496,968
       248,752 Transdigm, Inc. bank term loan FRN
               3.79s, 2010                                              252,016
                                                                 --------------
                                                                     11,913,845

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------
       246,193 Corrections Corporation of America
               bank term loan FRN 3.36s, 2008                           249,886
       496,250 IESI Corp. bank term loan FRN
               4.602s, 2010                                             503,073
                                                                 --------------
                                                                        752,959

Communication Services (0.2%)
-------------------------------------------------------------------------------
       250,000 Consolidated Communications bank
               term loan FRN 4.409s, 2012                               252,813
       496,250 Crown Castle International Corp.
               bank term loan FRN 5.09s, 2010                           496,388
       496,250 Dobson Communications Corp. bank
               term loan FRN 5.132s, 2010                               494,823
     2,321,667 Nextel bank term loan FRN Ser. E,
               3.813s, 2010                                           2,333,379
       310,000 PanAmSat Corp. bank term loan FRN
               Ser. B, 4.36s, 2011                                      310,213
       690,625 Qwest Communications International,
               Inc. bank term loan FRN  6 1/2s,
               2007                                                     712,725
       250,000 SBA Senior Finance, Inc. bank term
               loan FRN 4.687s, 2008                                    251,641
                                                                 --------------
                                                                      4,851,982

Consumer (--%)
-------------------------------------------------------------------------------
       862,128 Jostens, Inc. bank term loan FRN
               Ser. B, 4.004s, 2010                                     872,904

Consumer Goods (--%)
-------------------------------------------------------------------------------
       432,927 Rayovac Corp. bank term loan FRN
               Ser. B, 4.147s, 2009                                     436,896

Consumer Services (--%)
-------------------------------------------------------------------------------
       600,000 Itron, Inc. bank term loan FRN
               3 3/4s, 2010                                             604,500

Energy (0.1%)
-------------------------------------------------------------------------------
       660,000 Dresser, Inc. bank term loan FRN
               5.19s, 2010                                              668,663
       215,800 Magellan Midstream Holdings bank
               term loan FRN 4.65s, 2008 (acquired
               6/13/03, cost $213,642) (RES)                            218,498
       350,000 Parker Drilling Co. bank term loan
               FRN 5.749s, 2007                                         350,656
       314,766 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.266s, 2010                                 317,717
     2,228,905 Trico Marine Services, Inc. bank
               term loan FRN 8.389s, 2009                             2,017,159
                                                                 --------------
                                                                      3,572,693

Entertainment (0.1%)
-------------------------------------------------------------------------------
       658,350 AMF Bowling Worldwide bank term loan
               FRN 4.554s, 2009                                         662,876
       660,000 MGM bank term loan FRN 3.98s, 2011                       661,980
       203,725 Six Flags, Inc. bank term loan FRN
               Ser. B, 4.04s, 2009                                      204,107
                                                                 --------------
                                                                      1,528,963

Food (0.1%)
-------------------------------------------------------------------------------
       467,007 Agrilink Foods bank term loan FRN
               Ser. B, 4.23s, 2008                                      472,144
       796,963 Del Monte Foods Co. bank term loan
               FRN Ser. B, 3.911s, 2010                                 808,170
       150,191 Dole Food Co. bank term loan FRN
               Ser. D, 4.355s, 2009                                     152,193
       440,000 Dole Holding Co. bank term loan FRN
               7s, 2010                                                 437,250
     1,047,375 Pinnacle Foods Holding Corp. bank
               term loan FRN 4.259s, 2010                             1,057,849
                                                                 --------------
                                                                      2,927,606

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------
       127,564 Pinnacle Entertainment, Inc. bank
               term loan FRN 4.84s, 2009                                129,158
     1,505,995 Scientific Gaming bank term loan FRN
               4.007s, 2008                                           1,522,309
                                                                 --------------
                                                                      1,651,467

Health Care (0.2%)
-------------------------------------------------------------------------------
       620,313 Beverly Enterprises, Inc. bank term
               loan FRN 4.258s, 2008                                    628,066
       440,000 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 3.36s, 2011                        439,843
     1,080,111 DaVita, Inc. bank term loan FRN
               Ser. B, 3.607s, 2009                                   1,088,791
       440,000 Fisher Scientific International,
               Inc. bank term loan FRN 2.61s, 2011                      443,300
       496,250 Hanger Orthopedic Group, Inc. bank
               term loan FRN 4.34s, 2009                                495,009
       621,250 Kinetic Concepts, Inc. bank term
               loan FRN 3.59s, 2011                                     628,757
       525,938 Medex, Inc. bank term loan FRN 4.6s,
               2009                                                     530,759
     1,485,829 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 3.73s, 2008                                1,509,045
       201,373 VWR International Inc. bank term
               loan FRN 4.11s, 2011                                     203,941
                                                                 --------------
                                                                      5,967,511

Homebuilding (--%)
-------------------------------------------------------------------------------
       250,000 Landsource bank term loan FRN
               4.188s, 2010                                             253,281

Household Furniture and Appliances (--%)
-------------------------------------------------------------------------------
       420,357 Sealy Mattress Co. bank term loan
               FRN Ser. C, 4.11s, 2012                                  424,211

Media (0.1%)
-------------------------------------------------------------------------------
       122,784 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.611s, 2009                           123,858
       306,959 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.571s, 2009                           309,645
       450,000 Lions Gate Entertainment bank term
               loan FRN 4.84s, 2008 (Canada)                            452,250
       995,000 Warner Music Group bank term loan
               FRN Ser. B, 4.173s, 2011                               1,007,082
                                                                 --------------
                                                                      1,892,835

Publishing (0.1%)
-------------------------------------------------------------------------------
       874,074 Dex Media West, LLC bank term loan
               FRN Ser. B, 3.862s, 2010                                 885,728
       220,000 RH Donnelley Finance Corp. bank term
               loan FRN Ser. B, 3.86s, 2011                             222,448
       605,000 WRC Media Corp. bank term loan FRN
               6.761s, 2009                                             603,109
                                                                 --------------
                                                                      1,711,285

Retail (0.1%)
-------------------------------------------------------------------------------
       216,684 Advance Stores bank term loan FRN
               Ser. C, 3.535s, 2007                                     219,257
       182,755 Couche-Tard bank term loan FRN
               3.346s, 2010                                             183,517
       506,749 PETCO Animal Supplies, Inc. bank
               term loan FRN 3.98s, 2009                                512,450
       422,875 Rite Aid Corp. bank term loan FRN
               4.536s, 2008                                             427,104
                                                                 --------------
                                                                      1,342,328

Tire & Rubber (--%)
-------------------------------------------------------------------------------
       375,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 6.11s, 2007                           378,750
       440,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 6.059s, 2006                          444,620
                                                                 --------------
                                                                        823,370

Transportation (--%)
-------------------------------------------------------------------------------
       522,083 Pacer International, Inc. bank term
               loan FRN 4.132s, 2010                                    528,609

Utilities & Power (0.1%)
-------------------------------------------------------------------------------
       748,125 Allegheny Energy, Inc. bank term
               loan FRN 5.698s, 2011                                    759,191
       440,000 Dynegy Holdings, Inc. bank term loan
               FRN 5.53s, 2010                                          447,425
       600,000 Mission Energy Holding Co. bank term
               loan FRN 7s, 2006                                        601,125
       499,231 Teton Power Funding bank term loan
               FRN 4.8s, 2011                                           502,975
       440,000 Unisource Energy bank term loan FRN
               5.652s, 2011                                             434,225
       420,761 Williams Products bank term loan FRN
               4.1s, 2007                                               426,196
                                                                 --------------
                                                                      3,171,137
                                                                 --------------
               Total Senior Loans
               (cost $82,356,601)                                   $84,113,563

Common stocks (1.5%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        17,730 AboveNet, Inc. (NON) (S)                                $425,520
        18,922 Alderwoods Group, Inc. (NON)                             174,272
     8,780,000 AMRESCO Creditor Trust (acquired
               various dates from 5/5/99  to
               3/18/02, cost $1,860,945) (NON)
               (RES) (R)                                                  8,780
         1,733 Arch Wireless, Inc. Class A (NON)                         52,857
        16,714 Archibald Candy Corp. (NON) (AFF)                            836
        10,363 Birch Telecom, Inc. (NON)                                    104
     1,690,908 Capstar Boston Partners, LLC
               (acquired 4/14/97, cost $1,859,999)
               (NON) (RES)                                            2,248,908
         4,233 Comdisco Holding Co., Inc. (S)                            98,417
    31,440,192 Contifinancial Corp. Liquidating
               Trust Units                                              628,804
       148,962 Covad Communications Group, Inc.
               (NON) (S)                                                217,485
        20,904 Crown Castle International Corp.
               (NON) (S)                                                299,136
        29,311 Decrane Aircraft Holdings, Inc.
               (NON) (AFF)                                                   29
       645,566 DigitalGlobe, Inc. 144A (NON) (AFF)                      645,566
         6,026 Genesis HealthCare Corp. (NON) (S)                       187,348
       286,810 Globix Corp. (NON) (S)                                   791,596
     5,700,000 iPCS Escrow, Inc. (NON)                                    5,700
       162,430 iPCS, Inc. (NON)                                       3,021,198
         1,894 Knology, Inc. (NON)                                        6,572
           654 Leucadia National Corp. (S)                               35,316
        59,030 Lodgian, Inc. (NON)                                      615,093
       985,000 Loewen Group International, Inc.
               (NON)                                                         99
         6,964 Polymer Group, Inc. Class A (NON)                         85,657
        11,906 PSF Group Holdings, Inc. 144A Class
               A (NON) (AFF)                                         17,859,120
       484,229 Regal Entertainment Group 144A                         8,919,498
         4,358 Sterling Chemicals, Inc. (NON)                           100,234
         9,048 Sun Healthcare Group, Inc. (NON) (S)                      77,813
    12,695,838 VFB LLC (acquired 5/15/02, cost
               $9,558,415) (NON) (RES) (AFF)                          2,412,209
       327,451 VS Holdings, Inc. (NON)                                   16,373
        39,019 Washington Group International, Inc.
               (NON)                                                  1,372,688
        33,000 Wayland Investment Fund II (NON)                       3,960,000
                                                                 --------------
               Total Common stocks
               (cost $133,030,415)                                  $44,267,228

Preferred stocks (1.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       199,315 Avecia Group PLC $4.00 pfd. (United
               Kingdom) (PIK)                                        $2,840,239
        21,000 Decrane Aircraft Holdings, Inc.
               $16.00 pfd. (PIK)                                        147,000
       101,546 Doane Pet Care Co. $7.125 pfd.                         4,264,932
           140 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                84,700
         6,670 First Republic Capital Corp. 144A
               10.50% pfd.                                            6,970,150
        88,879 iStar Financial, Inc. $1.95 cum.
               pfd.                                                   2,221,975
           853 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK) (S)                                    7,335,800
        36,436 PRIMEDIA, Inc. Ser. F, $9.20 cum.
               pfd.                                                   3,188,150
         1,809 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd.                                              1,501,470
        13,474 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                  7,814,920
                                                                 --------------
               Total Preferred stocks
               (cost $42,672,035)                                   $36,369,336

Asset-backed securities (0.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,315,000 CDO Repackaging Trust Series 144A
               Ser. 03-3, Class A, 9.49s, 2008                       $4,336,575
     1,845,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 9.63s, 2015 (Cayman
               Islands)                                               1,892,422
     2,020,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  10.11s, 2015                     2,040,200
     4,295,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               5A, 10.591s, 2015 (Cayman Islands)                     4,327,213
     1,685,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                   1,741,820
     6,320,000 Providian Gateway Master Trust Ser.
               02, Class B, zero %, 2006                              5,379,742
     3,010,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 3,013,292
                                                                 --------------
               Total Asset-backed securities
               (cost $22,279,240)                                   $22,731,264

Foreign government bonds and notes (0.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,115,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                         $2,294,775
     1,625,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                 1,807,813
     1,700,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          1,961,800
     6,040,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 8s  (9s,
               8/15/05), 2030 (STP)                                   4,741,400
     2,365,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                   2,270,400
     5,865,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                            5,894,325
     1,440,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   1,650,960
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $18,374,154)                             $20,621,473

Convertible preferred stocks (0.6%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        83,650 Crown Castle International Corp.
               $3.125 cv. pfd.                                       $3,837,444
        49,600 Omnicare, Inc. $2.00 cv. pfd.                          2,449,000
           857 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                   6,084,700
        63,090 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               4,424,186
                                                                 --------------
               Total Convertible preferred stocks
               (cost $16,399,381)                                   $16,795,330

Collateralized mortgage obligations (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,195,000 Commercial Mortgage Pass-Through
               Certificates 144A FRB  Ser. 01-FL4A,
               Class E, 2.9s, 2013                                   $1,063,550
               DLJ Commercial Mortgage Corp.
     1,190,771 Ser. 98-CF2, Class B4, 6.04s, 2031                     1,038,948
     3,816,434 Ser. 98-CF2, Class B5, 5.95s, 2031                     2,363,953
               GE Capital Commercial Mortgage Corp.
               144A
     2,470,000 Ser. 00-1, Class G, 6.131s, 2033                       2,185,634
     1,341,000 Ser. 00-1, Class H, 6.131s, 2033                         831,820
     2,202,750 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class G,
               6.974s, 2036                                           1,653,763
     1,054,300 LB Commercial Conduit Mortgage Trust
               144A Ser. 99-C1,  Class G, 6.41s,
               2031                                                     831,661
               Mach One Commercial Mortgage Trust
               144A
     1,765,000 Ser. 04-1A, Class J, 5.45s, 2040                       1,477,981
       880,000 Ser. 04-1A, Class K, 5.45s, 2040                         717,681
       400,000 Ser. 04-1A, Class L, 5.45s, 2040                         291,422
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $12,222,893)                       $12,456,413

U.S. government agency obligations (0.3%) (a) (cost $7,500,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $7,500,000 Fannie Mae 1.8s, May 27, 2005                         $7,481,625

Convertible bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $19,813,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                        $198
     2,935,000 Fairchild Semiconductor
               International, Inc. cv. company
               guaranty 5s, 2008                                      2,905,650
     2,270,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                         2,582,125
                                                                 --------------
               Total Convertible bonds and notes
               (cost $21,903,305)                                    $5,487,973

Warrants (0.1%) (a) (NON)                               Expiration
Number of warrants                                      date              Value
-------------------------------------------------------------------------------
         6,435 AboveNet, Inc.                           9/8/08          $48,263
         7,570 AboveNet, Inc.                           9/8/10           45,420
         8,414 Dayton Superior Corp. 144A               6/15/09               1
             1 Decrane Aircraft Holdings Co. Class B    6/30/10               1
             1 Decrane Aircraft Holdings Co. Class B    6/30/10               1
            31 Doe Run Resources Corp. 144A             12/31/12              1
        11,005 Huntsman Co., LLC 144A                   5/15/11       2,090,950
         4,453 MDP Acquisitions PLC 144A (Ireland)      10/1/13         123,571
         3,334 Mikohn Gaming Corp. 144A                 8/15/08           1,000
           186 ONO Finance PLC 144A (United
               Kingdom)                                 2/15/11               2
         3,668 Pliant Corp. 144A                        6/1/10               37
         5,247 Travel Centers of America, Inc. 144A     5/1/09           26,230
        15,004 Ubiquitel, Inc. 144A                     4/15/10               1
        24,085 Washington Group International, Inc.
               Ser. A                                   1/25/06         211,948
        27,526 Washington Group International, Inc.
               Ser. B                                   1/25/06         185,801
        14,879 Washington Group International, Inc.
               Ser. C                                   1/25/06          89,274
         9,684 XM Satellite Radio Holdings, Inc.
               144A                                     3/15/10         542,304
       300,000 ZSC Specialty Chemicals PLC 144A
               (United Kingdom)                         6/30/11         150,000
       300,000 ZSC Specialty Chemicals PLC
               (Preferred) 144A (United Kingdom)        6/30/11         150,000
                                                                 --------------
               Total Warrants (cost $7,803,948)                      $3,664,805

Brady bonds (0.1%) (a) (cost $3,170,107)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,421,600 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                  $3,109,550

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
     7,647,000 Morrison Knudsen Corp., 2032                            $477,938
         3,124 XCL Equity Units (AFF)                                 1,386,703
                                                                 --------------
               Total Units (cost $17,380,936)                        $1,864,641

Short-term investments (4.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $25,000,000 Canadian Imperial Bank of Commerce
               for an effective yield of 1.11%,
               December 20, 2004 (Canada)                           $24,988,575
    17,500,000 Federal National Mortgage Association
               for an effective yield of 1.34%,
               September 17, 2004                                    17,489,578
     4,931,017 Short-term investments held as
               collateral for loaned securities with
               yields ranging from 1.52% to 1.71% and
               due dates ranging from September 1,
               2004 to September 24, 2004 (d)                         4,929,660
    97,269,050 Putnam Prime Money Market Fund (e)                    97,269,050
                                                                 --------------
               Total Short-term investments
               (cost $144,676,863)                                 $144,676,863
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,975,005,716)                             $2,884,888,936
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,930,666,774.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2004 was $8,188,395 or 0.3% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 6).

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at August 31, 2004.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2004. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at August 31, 2004.



Forward currency contracts to buy at August 31, 2004

                                                       Aggregate           Delivery        Unrealized
                                       Value           face value          date            appreciation
-------------------------------------------------------------------------------------------------------
Euro                                   $1,160,513      $1,155,747          12/15/04        $4,766
-------------------------------------------------------------------------------------------------------

Forward currency contracts to sell at August 31, 2004

                                                       Aggregate           Delivery        Unrealized
                                       Value           face value          date            depreciation
-------------------------------------------------------------------------------------------------------
Euro                                   $24,198,281     $24,102,071         12/15/04        $(96,210)
-------------------------------------------------------------------------------------------------------
Total return swap contracts outstanding at August 31, 2004

                                                       Notional            Termination     Unrealized
                                                       amount              date            appreciation
-------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to receive
(pay) semi-annually the notional amount multiplied
by the total rate of return of the Lehman U.S. High
Yield Index and pay semi-annually the notional
amount multiplied by the six month USD-Libor
adjusted by a specified spread.                        $8,004,794          5/1/06          $199,107

Agreement with Lehman Brothers Special
Financing, Inc. dated June 16, 2003 to receive
(pay) quarterly the notional amount multiplied
by the return of the Lehman U.S. High Yield
Index and pay quarterly the notional amount
multiplied by the three month USD-LIBOR
adjusted by a specified spread.                        16,346,297          6/1/05           730,973

Agreement with Lehman Brothers Special
Financing, Inc. dated September 30, 2003
to receive (pay) semi-annually the notional
amount multiplied by the total rate of return
of the Lehman Brothers U.S. High Yield Index
and pay semi-annually the notional amount
multiplied by the six month USD-LIBOR
adjusted by a specified spread.                        18,965,363         10/1/04           332,165

Agreement with Merrill Lynch Capital Services, Inc.
dated June 13, 2003 to pay quarterly the notional
amount multiplied by the three month USD-
LIBOR adjusted by a specified spread and receive/
(pay) quarterly the notional amount multiplied
by the return of the Merrill Lynch US High
Yield Cash Pay Index.                                  10,983,530          1/1/05           318,385
----------------------------------------------------------------------------------------------------
                                                                                         $1,580,630
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
August 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $4,706,561 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,813,741,811)          $2,765,315,423
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $161,263,905) (Notes 5
and 6)                                                            119,573,513
-------------------------------------------------------------------------------
Cash                                                                2,950,859
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          52,267,481
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,172,393
-------------------------------------------------------------------------------
Receivable for securities sold                                      5,208,670
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         1,580,630
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                 4,766
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               5,476
-------------------------------------------------------------------------------
Total assets                                                    2,949,079,211

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,695,349
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          4,172,967
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 4,105,393
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,212,921
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                295,126
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,851
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,452,745
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   96,210
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 44,293
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  4,929,660
-------------------------------------------------------------------------------
Other accrued expenses                                                403,922
-------------------------------------------------------------------------------
Total liabilities                                                  18,412,437
-------------------------------------------------------------------------------
Net assets                                                     $2,930,666,774

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $4,747,105,993
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (1,713,433)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (1,726,095,106)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                 (88,630,680)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,930,666,774

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,924,073,300 divided by 241,008,334 shares)                          $7.98
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $7.98)*                  $8.36
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($672,232,076 divided by 84,620,319 shares)**                           $7.94
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($63,865,823 divided by 8,032,611 shares)**                             $7.95
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($26,294,634 divided by 3,293,898 shares)                               $7.98
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.98)*                  $8.25
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($69,838 divided by 8,752 shares)                         $7.98
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($244,131,103 divided by 30,688,843 shares)               $7.96
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended August 31, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $279,203 from
investments in affiliated issuers) (Note 5)                      $268,202,471
-------------------------------------------------------------------------------
Dividends                                                          12,171,753
-------------------------------------------------------------------------------
Securities lending                                                     35,392
-------------------------------------------------------------------------------
Total investment income                                           280,409,616

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Notes 2 and 5)                            18,182,726
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    4,784,088
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               315,782
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             83,742
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       41,890
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               5,304,252
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               7,938,882
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 934,400
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 193,711
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     290
-------------------------------------------------------------------------------
Other                                                                 874,316
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 7)                                   121,413
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 7)                             (121,413)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (33,819)
-------------------------------------------------------------------------------
Total expenses                                                     38,620,260
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (108,678)
-------------------------------------------------------------------------------
Net expenses                                                       38,511,582
-------------------------------------------------------------------------------
Net investment income                                             241,898,034
-------------------------------------------------------------------------------
Net realized loss on investments (including realized loss of
$10,752,009 on sales of affiliated issuers) (Notes 1,3 and 6)     (68,697,190)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                       13,833,429
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                        87,585
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (4,578,516)
-------------------------------------------------------------------------------
Net unrealized appreciation of asset and liabilities in
foreign currencies during the period                                  359,449
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the year                      252,720,533
-------------------------------------------------------------------------------
Net gain on investments                                           193,725,290
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $435,623,324
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended August 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $241,898,034     $288,750,055
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (59,354,692)    (169,865,396)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       253,079,982      484,949,927
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       435,623,324      603,834,586
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                         (159,003,102)    (192,148,223)
-------------------------------------------------------------------------------
Class B                                          (53,982,795)     (74,674,852)
-------------------------------------------------------------------------------
Class C                                           (6,324,076)      (6,641,986)
-------------------------------------------------------------------------------
Class M                                           (2,802,647)      (3,772,717)
-------------------------------------------------------------------------------
Class R                                               (4,178)          (1,005)
-------------------------------------------------------------------------------
Class Y                                          (18,727,067)     (16,802,807)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                             249,803               --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (768,638,567)     369,906,038
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (573,609,305)     679,699,034

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,504,276,079    2,824,577,045
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$1,713,433 and $17,377,751, respectively)     $2,930,666,774   $3,504,276,079
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------


Per-share                                                        Year ended August 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.55           $6.86           $8.10           $9.47          $10.46
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .59 (d)         .67             .77             .97            1.05
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43             .71           (1.15)          (1.31)           (.95)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.02            1.38            (.38)           (.34)            .10
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.59)           (.69)           (.81)          (1.00)          (1.09)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.05)           (.03)             --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.59)           (.69)           (.86)          (1.03)          (1.09)
-------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (f)          --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.98           $7.55           $6.86           $8.10           $9.47
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.95           21.27           (5.10)          (3.49)            .93
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,924,073      $2,271,756      $1,814,979      $1,584,421      $2,022,516
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99 (d)         .98            1.01             .99             .96
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.55 (d)        9.41           10.37           11.40           10.45
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.68           75.18           74.29 (e)       77.43           60.55
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------


Per-share                                                        Year ended August 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.52           $6.84           $8.07           $9.44          $10.42
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .53 (d)         .62             .71             .91             .98
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .42             .70           (1.14)          (1.31)           (.94)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .95            1.32            (.43)           (.40)            .04
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.53)           (.64)           (.76)           (.94)          (1.02)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.04)           (.03)             --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.53)           (.64)           (.80)           (.97)          (1.02)
-------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (f)          --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.94           $7.52           $6.84           $8.07           $9.44
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.01           20.31           (5.69)          (4.23)            .27
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $672,232        $879,566        $793,713        $274,501        $381,093
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.74 (d)        1.73            1.76            1.74            1.71
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.80 (d)        8.67            9.40           10.67            9.72
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.68           75.18           74.29 (e)       77.43           60.55
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                                                      For the
                                                                      period
                                                                     March 19,
                                            Year ended               2002+ to
Per-share                                    August 31               August 31
operating performance                  2004            2003            2002
-------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.52           $6.85           $7.60
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)               .54 (d)         .62             .29
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .42             .68            (.74)
-------------------------------------------------------------------------------
Total from
investment operations                   .96            1.30            (.45)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
investment income                      (.53)           (.63)           (.28)
-------------------------------------------------------------------------------
From return of capital                   --              --            (.02)
-------------------------------------------------------------------------------
Total distributions                    (.53)           (.63)           (.30)
-------------------------------------------------------------------------------
Redemption fees                          -- (f)          --              --
-------------------------------------------------------------------------------
Net asset value,
end of period                         $7.95           $7.52           $6.85
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                13.15           20.08           (6.03)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $63,866         $87,008         $48,587
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.74 (d)        1.73             .80*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              6.80 (d)        8.49            4.17*
-------------------------------------------------------------------------------
Portfolio turnover (%)                61.68           75.18           74.29 (e)
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------


Per-share                                                    Year ended August 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.55           $6.87           $8.10           $9.47          $10.45
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .57 (d)         .65             .75             .95            1.03
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43             .70           (1.15)          (1.31)           (.94)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.00            1.35            (.40)           (.36)            .09
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.57)           (.67)           (.79)           (.98)          (1.07)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.04)           (.03)             --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.57)           (.67)           (.83)          (1.01)          (1.07)
-------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (f)          --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.98           $7.55           $6.87           $8.10           $9.47
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.64           20.80           (5.23)          (3.76)            .78
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,295         $45,017         $34,917          $8,601         $11,005
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.24 (d)        1.23            1.26            1.24            1.21
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.28 (d)        9.12            9.79           11.15           10.21
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.68           75.18           74.29 (e)       77.43           60.55
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------
                                                         For the
                                                          period
                                            Year        January 21,
                                           ended         2003+ to
Per-share                                August 31       August 31
operating performance                       2004            2003
-------------------------------------------------------------------
Net asset value,
beginning of period                        $7.55           $6.99
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment income (a)                    .58 (d)         .40
-------------------------------------------------------------------
Net realized and unrealized
gain on investments                          .42             .54
-------------------------------------------------------------------
Total from
investment operations                       1.00             .94
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net
investment income                           (.57)           (.38)
-------------------------------------------------------------------
From return of capital                        --              --
-----------------------------------------------------------------
Total distributions                         (.57)           (.38)
-------------------------------------------------------------------
Redemption fees                               -- (e)          --
-------------------------------------------------------------------
Net asset value,
end of period                              $7.98           $7.55
-------------------------------------------------------------------
Total return at
net asset value (%)(b)                     13.64           13.76*
-------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------
Net assets, end of period
(in thousands)                               $70             $46
-----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.24 (d)         .75*
-----------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   7.29 (d)        5.59*
-----------------------------------------------------------------
Portfolio turnover (%)                     61.68           75.18
-----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------


Per-share                                                       Year ended August 31
operating performance                   2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.53           $6.85           $8.09           $9.47          $10.46
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .61 (d)         .68             .77             .99            1.08
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .44             .71           (1.13)          (1.31)           (.95)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.05            1.39            (.36)           (.32)            .13
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.62)           (.71)           (.83)          (1.03)          (1.12)
-------------------------------------------------------------------------------------------------------------
From return of capital                    --              --            (.05)           (.03)             --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.62)           (.71)           (.88)          (1.06)          (1.12)
-------------------------------------------------------------------------------------------------------------
Redemption fees                           -- (f)          --              --              --              --
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.96           $7.53           $6.85           $8.09           $9.47
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 14.34           21.45           (4.84)          (3.34)           1.17
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $244,131        $220,883        $132,382         $14,580         $16,668
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .74 (d)         .73             .76             .74             .71
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               7.81 (d)        9.57           10.05           11.61           10.72
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.68           75.18           74.29 (e)       77.43           60.55
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
August 31, 2004

Note 1
Significant accounting policies

Putnam High Yield Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective December 1, 2003, a redemption fee of 1.00%, which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2004, the value of securities loaned amounted to $4,706,561. The fund received cash collateral of $4,929,660 which is pooled with collateral of other Putnam funds into 20 issuers of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $1,657,591,629 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------------------
    $4,909,410      August 31, 2005
    14,566,882      August 31, 2006
   135,892,331      August 31, 2007
   339,129,540      August 31. 2008
   305,968,663      August 31, 2009
   298,606,980      August 31, 2010
   498,097,278      August 31, 2011
    60,420,545      August 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2005, $65,092,893 of losses recognized during the period November 1, 2003 to August 31, 2004.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, interest on payment-in-kind securities, realized built-in losses and income on swap contract. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2004, the fund reclassified $14,610,149 to decrease distributions in excess of net investment income and $3,877,835 to decrease paid-in-capital, with an increase to accumulated net realized losses of $10,732,314.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $153,312,328
Unrealized depreciation           (260,870,140)
                                  ------------
Net unrealized depreciation       (107,557,812)
Undistributed ordinary income       15,421,513
Capital loss carryforward       (1,657,591,629)
Post-October loss                  (65,092,893)
Cost for federal income
tax purposes                    $2,992,446,748

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the year ended August 31, 2004, Putnam did not waive any of its management fee to the fund.

Effective September 13, 2004, Putnam Invest ments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the period ended August 31, 2004, Putnam Management has assumed $121,413 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with certain legal and regulatory matters. (See Note 7.)

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended August 31, 2004, the fund paid PFTC $3,926,661 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended August 31, 2004, the fund's expenses were reduced by $108,678 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,590 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $219,887 and $2,207 from the sale of class A and class M shares, respectively, and received $2,037,032 and $38,639 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received $117,275 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,899,300,254 and $2,555,587,002, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At August 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         50,023,108      $392,516,115
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       13,400,828       105,453,710
----------------------------------------------------------------
                                    63,423,936       497,969,825

Shares repurchased                (123,252,647)     (971,979,430)
----------------------------------------------------------------
Net decrease                       (59,828,711)    $(474,009,605)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        145,785,467    $1,042,058,741
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       16,597,854       117,784,000
----------------------------------------------------------------
                                   162,383,321     1,159,842,741

Shares repurchased                (125,950,786)     (902,791,022)
----------------------------------------------------------------
Net increase                        36,432,535      $257,051,719
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         15,560,257      $121,439,032
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        4,139,845        32,442,704
----------------------------------------------------------------
                                    19,700,102       153,881,736

Shares repurchased                 (52,110,581)     (409,116,906)
----------------------------------------------------------------
Net decrease                       (32,410,479)    $(255,235,170)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         44,160,108      $314,502,228
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        5,669,255        40,058,308
----------------------------------------------------------------
                                    49,829,363       354,560,536

Shares repurchased                 (48,893,664)     (349,166,755)
----------------------------------------------------------------
Net increase                           935,699        $5,393,781
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,314,734       $56,828,327
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          569,122         4,435,878
----------------------------------------------------------------
                                     7,883,856        61,264,205

Shares repurchased                 (11,415,745)      (89,931,047)
----------------------------------------------------------------
Net decrease                        (3,531,889)     $(28,666,842)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,718,402      $133,618,312
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          587,322         4,197,741
----------------------------------------------------------------
                                    19,305,724       137,816,053

Shares repurchased                 (14,837,161)     (107,524,031)
----------------------------------------------------------------
Net increase                         4,468,563       $30,292,022
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,459,524       $11,428,266
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          262,925         2,070,674
----------------------------------------------------------------
                                     1,722,449        13,498,940

Shares repurchased                  (4,391,949)      (34,803,839)
----------------------------------------------------------------
Net decrease                        (2,669,500)     $(21,304,899)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,402,242       $24,330,666
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          356,289         2,534,391
----------------------------------------------------------------
                                     3,758,531        26,865,057

Shares repurchased                  (2,880,242)      (20,781,685)
----------------------------------------------------------------
Net increase                           878,289        $6,083,372
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,325           $18,542
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              530             4,178
----------------------------------------------------------------
                                         2,855            22,720

Shares repurchased                        (165)           (1,306)
----------------------------------------------------------------
Net increase                             2,690           $21,414
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              5,886           $43,500
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              176             1,315
----------------------------------------------------------------
                                         6,062            44,815

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                             6,062           $44,815
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,040,507       $63,353,008
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        2,383,872        18,727,067
----------------------------------------------------------------
                                    10,424,379        82,080,075

Shares repurchased                  (9,059,160)      (71,523,540)
----------------------------------------------------------------
Net increase                         1,365,219       $10,556,535
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,737,927      $102,795,238
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        2,179,863        16,802,807
----------------------------------------------------------------
                                    16,917,790       119,598,045

Shares repurchased                  (6,915,851)      (48,557,716)
----------------------------------------------------------------
Net increase                        10,001,939       $71,040,329
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2004, management fees paid were reduced by $33,819 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $279,203 for the period ended August 31, 2004.

Note 6
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:


                                      Purchase             Sales          Dividend            Market
Affiliates                                Cost              Cost            Income             Value
----------------------------------------------------------------------------------------------------
Archibald Candy Corp.                  $54,918           $90,834               $--              $836
Decrane Aircraft Holdings Co.*              --                --                --                29
DigitalGlobe, Inc. 144A*                    --                --                --           645,566
Mediq                                       --         8,669,804                --                --
Pioneer                                     --         1,642,613                --                --
PSF Group Holdings Inc.,
144A Class A                                --                --                --        17,859,120
Safety Components                           --        11,094,122                --                --
VFB LLC (United Kingdom)*                   --                --                --         2,412,209
XCL Equity Units                    12,182,999                --                --         1,386,703
----------------------------------------------------------------------------------------------------
Totals                             $12,237,917       $21,497,373               $--       $22,304,463
----------------------------------------------------------------------------------------------------

* Securities received as the result of a corporate action.

Market values are shown for those securities affiliated at period end.

Note 7
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The fund has designated 3.13% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2004, the fund hereby designates 3.06% or the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated, a public utility company, Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of August 31, 2004, there were 103 Putnam Funds, each of which is overseen by each Trustee.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN034-216507  10/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Trust
Supplement to Annual Report dated 8/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 8/31/04

                                                                        NAV

1 year                                                                14.34%
5 years                                                               29.24
Annual average                                                         5.26
10 years                                                              85.62
Annual average                                                         6.38
Life of fund (since class A inception, 2/14/78)
Annual average                                                         9.30

Share value:                                                            NAV

8/31/03                                                               $7.53
8/31/04                                                               $7.96
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     12        $0.618              --                $0.618

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception on 12/31/98 are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. A short-term trading fee of up to 2% may apply. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10-11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 8/31/04

                                                  Class Y
Expenses paid per $1,000*                         $3.88
Ending value (after expenses)                     $1,033.10
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04

                                                  Class Y
Expenses paid per $1,000*                         $3.86
Ending value (after expenses)                     $1,021.32
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                            0.76%
Average annualized expense ratio for Lipper peer group++         0.89%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
August 31, 2004     $46,543*    $--             $4,150    $659
August 31, 2003     $36,800     $24,500**       $3,600    $1,731

* Includes fees of $ 4,194 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

** Includes fees billed to the fund for services relating to a fund merger.

For the fiscal years ended August 31, 2004 and August 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 4,809 and $29,831 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating to calculation of investment performance and interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
August 31, 2004     $--             $--   $--         $--
August 31, 2003     $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: October 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: October 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: October 27, 2004